SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934
                 (Amendment No.     )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-120



              LUXEMBURG BANCSHARES, INC.

   (Name of Registrant as Specified In Its Charter)



                          N/A

(Name of Person(s) Filing Proxy Statement if other than
                    the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[ ]  Fee computed on
     table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
        Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of
        transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)  Amount Previously Paid:
        2)  Form, Schedule or Registration Statement No.:
        3)  Filing Party:
        4)  Date Filed:

                       Proxy
              LUXEMBURG BANCSHARES, INC.

   This Proxy is Solicited on Behalf of the Board of
                       Directors


The undersigned appoints James J. Jadin, Ronald A.
Ledvina and Donald E. Pritzl, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all of the shares of stock of Luxemburg Bancshares, Inc. held of record by the undersigned on March 17, 1998 at the 1998 Annual Meeting of Shareholders of Luxemburg Bancshares, Inc. to be held on May 2, 1998 or at any adjournment thereof.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of all nominees for directors and "FOR" the proposal to amend and restate the Articles of Incorporation.


Please mark boxes in blue or black ink.

1.ELECTION OF DIRECTORS:

  FOR all nominees below to serve for the terms indicated below and until their successors are elected and qualified (except as marked to the contrary below). [ ]

  WITHHOLD AUTHORITY to vote for all nominees listed below. [ ]

  (To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)
  Richard L. Dougherty, James J. Jadin, Ronald A.
  Ledvina, Willard J. Marchant, Donald E. Pritzl,
  Thomas J. Rueckl, John A. Slatky and Irvin G.
  Vincent.

2.PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF
  INCORPORATION:

  FOR adoption of Amended and Restated Articles of
  Incorporation                                        [ ]

  AGAINST adoption of Amended and Restated Articles of
  Incorporation                                        [ ]

  ABSTAIN from voting on adoption of Amended and
  Restated Articles of Incorporation                   [ ]

3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



        Please sign exactly as your name appears below.
        When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


        Date:___________________________________________, 1998


             --------------------------------------------
                       (Signature of Shareholder)

             --------------------------------------------
             (Signature of Shareholder - if jointly held)

Please mark, sign, date and return this
Proxy promptly using the envelope provided.

              LUXEMBURG BANCSHARES, INC.

                                         March 30, 1998

Dear Shareholder:

     You  are  cordially invited to attend  the  annual
meeting of shareholders of Luxemburg Bancshares,  Inc.,
which  will be held at the Bank of Luxemburg, 630  Main
Street,  Luxemburg, Wisconsin, on May 2, 1998, at  1:00
p.m.   I  look  forward  to greeting  as  many  of  our
shareholders as possible.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

     It is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage paid envelope. If your stock is jointly held, each of you MUST sign the enclosed Proxy.
If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.


                              Sincerely,

                              /s/ John A. Slatky

                              John A. Slatky
                              President and Chief
                              Executive Officer

              LUXEMBURG BANCSHARES, INC.
                    630 Main Street
                     P. O. Box 440
            Luxemburg, Wisconsin 54217-0440

       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      May 2, 1998

                                         March 30, 1998

To The Shareholders:

     The   annual   meeting  of  the  shareholders   of
Luxemburg Bancshares, Inc. will be held at the Bank of Luxemburg, 630 Main Street, Luxemburg, Wisconsin, on
May 2, 1998, at 1:00 p.m. for the following purposes:

     1. To elect eight directors.

     2. To  consider and act upon a proposal  to  amend
        and   restate   the   Company's   Articles   of
        Incorporation.

     3. To   transact  such  other  business   as   may
        properly come before the meeting.

     Only shareholders of record at the close of business on March 17, 1998 are entitled to notice of, and to vote at, this meeting.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         Irvin G. Vincent,
                         Chairman of the Board of
                         Directors


                       IMPORTANT

     Whether or not you expect to attend in person,  we
urge  you to sign, date, and return the enclosed  proxy
at  your  earliest convenience.  This will  ensure  the
presence of a quorum at the meeting.  Promptly signing,
dating,  and returning the proxy will save the  Company
the expenses and extra work of additional solicitation.
An  addressed envelope for which no postage is required
if  mailed  in the United States is enclosed  for  that
purpose.   Sending in your proxy will not  prevent  you
from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

              LUXEMBURG BANCSHARES, INC.
                    630 Main Street
              Luxemburg, Wisconsin 54217

          PROXY STATEMENT FOR ANNUAL MEETING
                    OF SHAREHOLDERS

                To Be Held May 2, 1998

     This  proxy statement, which was first  mailed  to
shareholders  on  March  30,  1998,  is  furnished   in
connection  with  the solicitation of  proxies  by  the
Board  of Directors of Luxemburg Bancshares, Inc.  (the
"Company"),  to be voted at the annual meeting  of  the
shareholders of the Company, which will be held at 1:00
p.m.  on  May  2, 1998,  at the Bank of Luxemburg  (the
"Bank"), 630 Main Street, Luxemburg, Wisconsin, for the
purposes set forth in the accompanying Notice of Annual
Meeting  of  Shareholders.   Shareholders  who  execute
proxies  retain the right to revoke them  at  any  time
prior  to the exercise of the powers conferred thereby,
by  delivering a signed statement to the  Secretary  of
the  Company  at or prior to the annual meeting  or  by
executing  another proxy dated as of a later  date.   A
proxy will be revoked if the shareholder who executed it is present at the meeting and elects to vote in person.

     Shareholders of record at the close of business on March 17, 1998 will be entitled to vote at the meeting on the basis of one vote for each share held. On March
17, 1998, there were 243,501 shares of Common Stock outstanding.

1.  ELECTION OF DIRECTORS

     Eight  directors are to be elected  at the  annual
meeting.   It  is intended that the accompanying  proxy
will be voted in favor of the nominees named below to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO
SERVE AS DIRECTORS.

Nominees

     The following eight directors are nominated for re-election as directors for a one year term to expire at the Company's Annual Meeting of Shareholders in 1999.
If, however, the proposal to amend and restate the Company's Articles of Incorporation is adopted, as described below, the directors will be divided into three classes with staggered terms expiring in 1999, 2000 and 2001.

     RICHARD L. DOUGHERTY, - Age 65.  Mr. Dougherty has
been  sole proprietor of Green Bay Highway Products,  a
highway  products supply company, since  1984.   Before
then,  Mr. Dougherty was employed by Culvert  &  Supply
Co.   He has been a director of the Bank since 1992 and
a director of the Company since 1993.

     JAMES J. JADIN, - Age 53. Mr. Jadin has been employed with Kewaunee County Highway Department since
1963  and  he  has  served as Kewaunee  County  Highway
Commissioner since 1979. Mr. Jadin has been a director of the Bank since 1985, a director of the Company since
1986 and one of the Company's Vice Presidents for the past three years.

     RONALD A. LEDVINA, - Age 52.  Mr. Ledvina owns and
operates  Ledvina  Farms  in  a  partnership  with  his
brother.   From 1969 to 1975 he was employed by  Sentry
Insurance   as  a  computer  programmer   and   systems
programmer.   He was employed by Northwest  Engineering
as  a  computer  programming project leader  from  1975
through  1980,  where he was responsible for  financial
and   manufacturing   computer   program   development.
Mr. Ledvina has been a director of the Bank since 1989 and a director of the Company since 1989.

     WILLARD  J. MARCHANT, - Age 72.  Mr. Marchant  has
been retired since 1984.  He was the owner of Marchants
Red  Owl  from  1947  until  his  retirement.   He  was
extremely   active  in  civic  organizations   in   the
Brussels, Wisconsin area. Mr. Marchant has been a director of the Bank since 1966 and a director of the Company since 1983.

     DONALD E. PRITZL, - Age 56.  Mr. Pritzl is General
Manager   of  Casco  FS  Cooperative,  a  farm   supply
cooperative,  with its main office at Casco,  Wisconsin
and  branches at Luxemburg and Forestville.   Casco  FS
Cooperative   is   a  member  of  GROWMARK,   INC.   of
Bloomington, Illinois.  Mr. Pritzl began his career  as
a  GROWMARK  employee  in 1969  as  sales  manager  for
Manitowoc  Farmco Cooperative and has been  manager  of
Casco  FS  Cooperative  since  1980.   He  has  been  a
director of the Bank since 1992 and a director of the Company since 1993.

     THOMAS J. RUECKL, - Age 57.  Mr. Rueckl has been a
director of the Bank since 1985 and a director  of  the
Company since 1986.  He is currently Secretary  of  the
Company.  From 1963 to 1972, Mr. Rueckl was employed as
a   Wisconsin  licensed  funeral  director  and  retail
salesman/buyer  for the McMahon Funeral  Home/Furniture
Store  in  Luxemburg.  From 1972  to  present,  he  has
served   as  President  and  one-third  owner  of   the
business.

     JOHN   A.  SLATKY,  -  Age  46.   Mr.  Slatky   is
President,  Chief Executive Officer and a  director  of
the  Company. He commenced employment with the Bank  in
1984 and has held various executive positions with  the
Company or the Bank since 1986.  He was employed at the
Kimberly  State  Bank (an Associated  Bank)  from  1974
through 1983. Mr. Slatky has been a director of the Company since 1987 and a director of the Bank since
1986.

     IRVIN G. VINCENT, - Age 66.  Mr. Vincent serves as
Chairman of the Board of the Company and the Bank.   He
is  president and founder of N.E.W. Plastics  Corp.,  a
Luxemburg  business.  He also serves  as  Treasurer  of
Calwis Corp., a Green Bay company, and is a partner  in
GBCAL Partnership in Green Bay, Wisconsin.  Mr. Vincent
is  a  cost accountant by trade and has served  on  the
Bank's Board of Directors for 22 years with 11 years as
Chairman  of the Board and is a past President  of  the
Bank.   He  has  been a director of the  Company  since
1983.

     The directors of the Bank are currently the same as the directors of the Company.

Information Regarding the Board and its Committees

     The  Bank's  Board of Directors has an  Audit  and
Examination  Committee,  and  an  Executive  Committee,
which  functions as the Bank's Compensation  Committee.
There  is  no  standing Nominating Committee.   Messrs.
Vincent,  Pritzl  and Rueckl serve  on  the  Audit  and
Examination  Committee,  which  meets  with   financial
management, the internal auditor, and the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters.
Messrs. Vincent, Dougherty, Ledvina and Pritzl serve on the Executive Committee, which reviews the compensation of the President and Chief Executive Officer and other officers of the Bank and determines employee bonus plan allocations and goals.

     The  Audit and Examination Committee of  the  Bank
met  four  times during fiscal 1997 and  the  Executive
Committee of the Bank met once during fiscal 1997.  The
entire  Board  of Directors of the Bank met  twenty-two
times  during fiscal 1997.  All directors attended  75%
or  more of the aggregate number of Board meetings  and
committee  meetings,  other  than  Mr.  Marchant,   who
attended 68%.

     The  Board  of Directors of the Company  met  five
times  during fiscal 1997.  The Company has no standing
Board committees.  All directors attended at least  75%
of the Board meetings, except for Mr. Marchant, who attended 60%.

Director Compensation

     Non-employee directors are compensated at  a  rate
of   $500  per  month.   The  monthly  compensation  is
invested in a deferred compensation program until the retirement of the director at which time it is paid to the director over a ten (10) year period. The deferred compensation interest rate is determined by the Board of Directors on or before January 31 for the then current deferral year. The current rate is based on the prime interest rate plus 2%.

     The Chairman of the Board is compensated at a rate of $600 per month. The compensation is invested in a deferred compensation program on the same terms as the other directors.

     In   addition,  all  non-employee  directors   are
compensated $50 per meeting attended and $100 per day for time spent attending to other banking related matters.

Related Transactions

     The  Company has had, and expects to have  in  the
future, banking transactions in the ordinary course  of
business  with  certain of its directors and  executive
officers  and  their associates.  As  of  December  31,
1997,  the  directors  and executive  officers  of  the
Company and their associates, as a group, were indebted
to  the  Bank  in the aggregate amount of approximately
$1,648,000.   All  loans included in such  transactions
were made in the ordinary course of business, on substantially the same terms (including interest rate and collateral) as those prevailing at the time for comparable transactions with other persons, and in the opinion of management of the Company did not involve more than the normal risk of collectibility or present other unfavorable features.


    BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
               DIRECTORS AND MANAGEMENT

     The following table sets forth the beneficial ownership of outstanding shares of the Company's Common
Stock as of March 2, 1998 by the Company's current directors, the persons named in the compensation table shown below, current directors and executive officers as a group, and each person known to the Company to be the beneficial owner of 5% or more of the Company's
Common Stock.

                        Number of Shares        Percentage of
                       Beneficially Owned    Shares Outstanding

Richard L. Dougherty          1,200                  *
James J. Jadin                2,790                  1.1%
Ronald A. Ledvina             1,650                  *
Willard J. Marchant          22,000                  9.0%
 P.O. Box 31
 Brussels, WI  54204
Donald E. Pritzl                170                  *
Thomas J. Rueckl              2,235                  *
John A. Slatky                2,280                  *
Irvin G. Vincent             19,240                  7.9%
 P.O. Box 480
 Luxemburg, WI 54217
All directors and
executive                    53,190                  21.8%
 officers as a group
(10 persons)
*Less than one percent.

                EXECUTIVE COMPENSATION

     The table below sets forth certain information with respect to compensation paid to Mr. Vincent and Mr. Slatky during the years presented. No executive officer of the Company received a total salary and bonus in excess of $100,000 in 1997.

    Name and                  Annual Compensation     All Other
    Principal        Year    Salary (1)   Bonus (2)  Compensation
    Position                                             (3)
Irvin G. Vincent,    1997     $8,500       $   0       $-----
Chairman of          1996     $7,275       $13,998     $-----
the Board and        1995     $6,800       $24,785     $-----
former  President
and Chief
Executive Officer
(4)

John A. Slatky,      1997     $67,129      $5,695      $3,552
 President and       1996     $63,009      $5,670      $3,893
Chief   Executive    1995     $56,024      $5,040      $3,263
Officer (4)

(1)  Represents directors' fees paid Mr. Vincent.

(2) Includes consulting fees for Mr. Vincent under an agreement which ended in the first quarter of 1996. Includes for Mr. Slatky the value of Common
     Stock received in lieu of cash bonus.

(3)  Represents   Company   contributions   under   the
     Company's 401(k) and profit sharing plan.

(4)  Mr.   Vincent  retired  as  President  and   Chief
     Executive Officer of the Company in February 1997.
     Mr. John Slatky was named to succeed Mr. Vincent in these positions. Mr. Vincent remains Chairman of the Board of the Company.

2.   PROPOSAL   FOR   AMENDMENT  AND   RESTATEMENT   OF
     COMPANY'S ARTICLES OF INCORPORATION

     The Company's Board of Directors has approved, and
recommends  that  the shareholders adopt,  Amended  and
Restated Articles of Incorporation of the Company.  The
Articles  of Incorporation of the Company, as currently
in  effect,  are  attached hereto as  Exhibit  A.   The
Amended  and  Restated  Articles of  Incorporation,  as
proposed  to  shareholders,  are  attached  hereto   as
Exhibit B (the "Articles"). The description below of the Articles and the changes effected thereby is qualified in its entirety by reference to the text of Exhibits A and B.

     The principal changes effected by the Articles are as follows:

    Increasing the number of authorized shares of Common Stock from 300,000 to 2,400,000.

   Authorizing 400,000 shares of Preferred Stock.
   Providing for staggered three-year terms of
    directors.
   Implementing other technical changes in conformity with the Wisconsin Business Corporation Law ("WBCL").
    Each of these changes is described in more detail below.

Increase in Authorized Common Stock

     The   authorized  capital  stock  of  the  Company
currently is 300,000 shares of Common Stock, $0.16 2/3 par value per share. The Articles would change the Common Stock authorized to 2,400,000 shares, $1.00 par value per share.

     As  of  the  record date for the meeting,  243,501
shares of Common Stock were outstanding. The Company currently has no outstanding options, warrants or convertible securities.

     The  proposed increase in the number of shares  of
authorized  Common  Stock will make  additional  shares
available,  if needed, for issuance in connection  with
future  stock benefit plans, financings, stock  splits,
stock  dividends,  acquisitions,  and  other  corporate
purposes.   No further action or authorization  by  the
Company's shareholders would be necessary prior to  the
issuance  of  the additional shares unless required  by
applicable law or regulatory agencies or by  the  rules
of any stock exchange on which the Company's securities
may  then  be listed.  The Board of Directors  believes
that  the availability of the additional shares without
delay  or  the  necessity for a  special  shareholders'
meeting  would  be  beneficial  to  the  Company.   The
Company   does   not   have   any   immediate    plans,
arrangements,   commitments,  or  understandings   with
respect to the issuance of any of the additional shares of Common Stock which would be authorized by the Articles.

     The Company will pay the maximum $10,000 fee to the Wisconsin Department of Financial Institutions in connection with the increase in the number of shares.
As a result, the Board of Directors determined to authorize enough shares to avoid the need for another amendment in the foreseeable future.

     The  increase in the Common Stock would facilitate
the Company's normal conduct of its business and is not
intended to deter or prevent a change in control of the
Company.    If  the  proposed  Articles  are   adopted,
however,  the Board of Directors will have the  ability
(to  the extent consistent with its duty to the Company
and  its shareholders) to cause the Company to issue  a
substantial  number  of  additional  shares  of  Common
Stock, without further action by the shareholders,  for
the  purpose  of  discouraging  takeover  attempts   by
diluting the stock ownership and voting power of persons seeking to obtain control of the Company.
There has been no attempt to take control of the Company in the past, and the Company is not aware of any current attempt to take it over.

     The  holders  of any of the additional  shares  of
Common  Stock issued in the future would have the  same
rights  and privileges as the holders of the shares  of
Common  Stock  currently  authorized  and  outstanding.
Those  rights  do  not include preemptive  rights  with
respect  to  the  future  issuance  of  any  additional
shares.    In  addition,  shareholders  do   not   have
cumulative voting with respect to the election of directors.

     The change in par value of the Common Stock from $0.16 2/3 to $1.00 per share will change the accounting for the Common Stock on the Company's balance sheets.
An amount equal to the difference between $1.00 and $0.16 2/3 per share will be transferred from the capital surplus account to the common stock account.
This change will not have a material impact on the Company's financial position.

Authorization of Preferred Stock

     The  Company currently is not authorized to  issue
Preferred  Stock.   If  approved,  the  Articles  would
authorize 400,000 shares of Preferred Stock, $0.01  par
value.   The Preferred Stock would be so-called  "blank
check",  because the Board of Directors would have  the
authority   to   determine  the  designations,   terms,
limitation and relative rights and preferences of each series of Preferred Stock issued by the Company.

     Shares of Preferred Stock that would be authorized
could  be issued at any time and from time to time,  by
action  of  the  Board  of Directors,  without  further
authorization  from the Company's shareholders,  except
as  otherwise required by applicable law or  rules  and
regulations, to such persons and for such consideration
as the Board of Directors determines.  This will permit
the  Company  to  consider financings, acquisitions  or
other  transactions which may require the  issuance  of
shares   of  Preferred  Stock.   The  Company  is   not
currently  considering  any  transaction  which   would
involve the issuance of Preferred Stock.

     The  issuance of Preferred Stock by the  Board  of
Directors conceivably could adversely affect the rights
of  the  holders  of Common Stock.  For  example,  such
issuance   could  result  in  a  class  of   securities
outstanding that would have preferences with respect to voting rights and dividends and in liquidation over the Common Stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to Common Stock.
The authority possessed by the Board of Directors to issue Preferred Stock could potentially be used to discourage attempts by others to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult or more costly to achieve. The Preferred Stock could also be used to facilitate the Company's adoption of a so-called shareholder rights plan, which could delay or prevent an acquisition of the Company not approved by the Company's Board of Directors. The Company has no immediate plans to implement such a rights plan.

Staggered Terms of Directors

     Presently,  all  directors  of  the  Company   are
elected  annually.  If approved, the  Articles  provide
for  staggered terms of directors by dividing the Board
of  Directors into three groups, designated as Class I,
Class II and Class III.  Class I will initially consist
of  two directors, each to hold office until the annual
meeting   of  shareholders  in  1999;  Class  II   will
initially  consist  of three directors,  each  to  hold
office  until  the  annual meeting of  shareholders  in
2000;   Class  III  will  initially  consist  of  three
directors, each to hold office until the annual meeting
of shareholders in 2001.  Starting with the 1999 annual
meeting  of shareholders, one class of directors  would
be  elected  for  a  three-year  term  at  each  Annual
Meeting,  with  the remaining directors  continuing  in
office.   The  directors  of each  class  would  be  as
follows:

 Class I              Class II            Class III

 Richard Dougherty    Irvin Vincent       Willard Marchant
 Ronald Ledvina       Thomas Rueckl       Donald Pritzl
                      James Jadin         John Slatky

     A  staggered  Board of Directors,  which  prevents
more  than  approximately one-third of the  Board  from
being replaced at any one annual meeting, will help  to
assure  the  continuity and stability of the  Company's
management  and  policies  since  a  majority  of   the
directors  will have prior experience as  directors  of
the   Company.    The   Articles  also   provide   that
shareholders may remove a director only for cause.

     If the Articles are approved, an 80% vote of shareholders would be necessary to repeal the staggered
Board of Directors.

     A classified Board of Directors should discourage certain types of activity that involve an actual or threatened change in control of the Company by making it more difficult and time consuming to change majority control of the Board.

     Over  the  past several years, third parties  have
attempted to accumulate substantial stock positions  in
public  companies with a view toward  using  a  control
block  of  stock  to  force  a  merger,  consolidation,
restructuring or to force a corporation to repurchase a
control block of stock at a premium.  Such actions  are
taken  without advance notice to, or consultation with,
the   board   of   directors  or  management   of   the
corporation.   In many cases, such third  parties  seek
representation on the corporation's board of  directors
in   order  to  increase  the  likelihood  that   their
proposals will be implemented. If the corporation resists their efforts to obtain representation on the corporation's board, such parties may commence proxy contests to have themselves or their nominees elected to the board of directors in place of certain directors or the entire board. In some cases, the third party may not be interested in taking over the corporation, but uses the threat of a proxy fight or takeover bid as means of forcing the corporation to repurchase its holdings at a substantial premium over market price.

     The Board believes that the threat of removal of the Company's management in such situations would curtail management's ability to negotiate effectively with such purchasers. Management would be deprived of the time and information necessary to evaluate the takeover proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company that may ultimately be undertaken.

     A  classified  Board of Directors would  have  the
effect  of  making  it  more difficult  to  change  the
composition of the Board.  A staggered Board upon which
directors serve three-year terms requires at least  two
annual shareholder meetings in order to effect a change
in  control  in  the Board.  At present,  a  change  in
control  of  the  Board  could  be  effected   in   one
shareholder meeting.

     By  stabilizing the composition of  the  Board,  a
classified Board should encourage any person who  might
seek  to acquire control of the Company to consult with
the  Company's Board and to negotiate the terms of  any
proposed  business  combination or tender  offer.   The
Board believes that any takeover attempt or business combination in which the Company is involved should be thoroughly studied by the Company's management and its Board to assure that all of the Company's shareholders are treated fairly.

     Takeovers or changes in management of the  Company
that   are   proposed   and  effected   without   prior
consultation  and negotiation with the Company's  Board
and  management  may not necessarily be detrimental  to
the  Company and its shareholders.  The adoption of the
Articles  could discourage or frustrate future attempts
to acquire control of the Company that are not approved
by  the  incumbent  Board,  but  which  a  majority  of
shareholders  may deem to be in their  best  interests.
One  of  the effects of a classified Board  may  be  to
discourage  prospective acquirors  from  making  tender
offers for, or open market purchases of, shares of  the
Company's  Common  Stock.  Because  tender  offers  are
often  made at a premium above market price, and  large
purchases  made  in  the open market  often  result  in
temporary  fluctuations in the  market  price  of  such
shares,  shareholders may be denied the opportunity  to
sell  their  shares  at prices in  excess  of  historic
market  prices  if  the proposed amendments  discourage
such  tender  offers  or  open  market  purchases.    A
classified  Board  could also delay  or  frustrate  the
assumption of control by a holder of a large  block  of
the  Company's  shares  or  the  removal  of  incumbent
directors,  even if shareholders considered such  event
to  be  beneficial.  However, the Board feels that  the
benefits of seeking to protect its ability to negotiate
with  the  proponent  of an unfriendly  or  unsolicited
proposal  to  take  over  or  restructure  the  Company
outweigh   the   disadvantages  of  discouraging   such
proposals.

Other Changes

     The Articles effect a number of other technical changes, including the following:

   Shortening the "Purposes" clause. Under the WBCL, it is unnecessary to state any purpose for which a corporation is organized. The clause in the existing articles of incorporation has been shortened.
   Eliminate corporate "powers" clause. The WBCL sets forth all the powers and authority of a corporation, unless the articles of incorporation specifically provide for a more limited power and authority.
Therefore, corporate "powers" provisions in the existing articles of incorporation have been eliminated in the Articles.
   Eliminate denial of cumulative voting. Under the WBCL, shareholders of a corporation do not have cumulative voting in the election of directors, unless the articles of incorporation provide otherwise. As a result, the provision in the existing articles of incorporation denying cumulative voting to shareholders is unnecessary and is deleted in the Articles.
   Update name and address of the Company's registered agent.
   Delete the names of the Company's original directors and incorporator. These provisions are no longer required.
   Delete provisions concerning the shareholder vote required (a majority of outstanding shares) to approve mergers and consolidations and to amend the articles of incorporation. These matters are governed by the WBCL.
In some cases (e.g., a merger with an entity affiliated with a 10% or greater shareholder), a supermajority vote may be necessary under the WBCL. Under the WBCL, the articles of incorporation generally can be amended at a meeting if a majority of votes favoring the amendment exceed the votes cast against. The shareholder vote provisions in the existing articles of incorporation were deleted in the Articles to make clear that the WBCL voting provisions apply and are not intended to be modified by the Articles.
   Eliminate the Board of Directors' powers clauses.
The WBCL grants all authority to the board of directors, unless limited by the articles of incorporation. As a result, the general and specific powers granted to the Board of Directors in the existing articles of incorporation are deleted in the Articles.
   Eliminate conflict of interest provisions.  The
WBCL contains provisions governing the validity of transactions by the Company in which directors have an interest. Provisions in the existing articles of incorporation were deleted as unnecessary and perhaps inconsistent with the WBCL provisions.
   Require a supermajority vote (80%) of shareholders in order for shareholders to alter, amend or adopt any provision inconsistent with or repeal the provisions of the Company's Bylaws pertaining to shareholder matters, including procedures for shareholder nominations and proposals (Article II), and indemnification of directors and officers (Article VIII). These changes are intended to make it more difficult for shareholders to change these Bylaw provisions without the consent of the Company's Board of Directors. The Board can continue to amend the Bylaw provisions without a vote of shareholders.

Vote Required

     Adoption  of the Articles requires the affirmative
vote  of  a  majority of outstanding shares  of  Common
Stock.   Dissenters  are  not  entitled  to  rights  of
appraisal  or  similar rights in  connection  with  the
shareholder  vote.  THE BOARD OF DIRECTORS  UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO
AMEND   AND   RESTATE   THE   COMPANY'S   ARTICLES   OF
INCORPORATION.


                     OTHER MATTERS

Annual Report

     The  Company's  Annual Report for the  year  ended
December 31, 1997, is being mailed to each shareholder with this proxy and proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a)  of  the  Securities  Exchange  Act
requires  the  Company's officers  and  directors,  and
persons  who own more than ten percent of the Company's
equity  securities, to file reports  of  ownership  and
changes  in  ownership on Forms 3, 4  and  5  with  the
Securities and Exchange Commission. Officers, directors
and  greater than ten percent shareholders are required
to  furnish the Company with copies of all Forms  3,  4
and 5 they file.

     Based solely on the Company's review of the copies
of  such  forms  it has received, the Company  believes
that  all its officers, directors and greater than  ten
percent  beneficial  owners compiled  with  all  filing
requirements  applicable  to  them  with   respect   to
transactions during fiscal 1997.

Solicitation of Proxies

     The  proxy  accompanying this proxy  statement  is
solicited  by  the Board of Directors of  the  Company.
Proxies  may  be solicited by officers, directors,  and
regular,  supervisory and executive  employees  of  the
Company,  none  of  whom  will receive  any  additional
compensation  for  their services.  Such  solicitations
may   be   made  personally,  or  by  mail,  facsimile,
overnight delivery service, telephone, telegraph or messenger. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

Voting Procedures

     The votes of shareholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company.
The nominees for directors of the Company who receive the greatest number of votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote thereon will be elected directors of the Company. The affirmative vote of the holders of a majority of outstanding shares of Common
Stock  is  required to amend and restate the  Company's
Articles of Incorporation.

     Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against the other proposal, even though the shareholder so abstaining intends a different interpretation. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present with respect to that matter. These so-called "broker non-votes" will have no effect on the outcome of the voting for the election of directors but will have the effect of a vote against the proposal to amend and restate the Company's Articles of Incorporation.

Auditors

     Representatives of Wipfli Ullrich Bertelson LLP, independent public auditors for the Company for fiscal
1997 and the current fiscal year, will be present at the Annual Meeting of Shareholders. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Other Proposed Action

     The  Board of Directors does not intend  to  bring
any other business before the meeting, and so far as is
known to the Board, no matters are to be brought before
the  meeting except as specified in the notice  of  the
meeting.   However, as to any other business which  may
properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Future Shareholder Proposals

     Any    shareholder    proposals    intended    for
consideration   at   the   1999   Annual   Meeting   of
Shareholders  must  be  received  by  the  Company   by
December 1, 1998 for consideration of inclusion in the Company's proxy statement related to that meeting.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM  10-
KSB  FOR  FISCAL 1997 AS FILED WITH THE SECURITIES  AND
EXCHANGE   COMMISSION  ARE  AVAILABLE  TO  SHAREHOLDERS
WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY OF
THE   COMPANY  AT  630  MAIN  STREET,  P.O.  BOX   440,
LUXEMBURG, WISCONSIN 54217-0440.  EXHIBITS TO THE  FORM
10-K  WILL  BE FURNISHED UPON PAYMENT OF THE REASONABLE
EXPENSES OF FURNISHING THEM.

                     By Order of the Board of Directors


                     Thomas J. Rueckl,
                     Secretary

Luxemburg, Wisconsin
March 30, 1998.

                                          Exhibit A

    [Articles of Incorporation currently in effect]

               ARTICLES OF INCORPORATION
                          OF
              LUXEMBURG BANCSHARES, INC.


     I, the undersigned, being a person of full age, for the purpose of forming a corporation under the Wisconsin Business Corporation Act, as amended, hereby adopt the following Articles of Incorporation:


                      ARTICLE I.

                         Name

     The name of the corporation shall be Luxemburg
Bancshares, Inc.


                      ARTICLE II.

                   Business Purposes

     The purposes for which this corporation is organized are as follows:

     a. To engage in any lawful activity within the purposes for which a corporation may be organized under the Wisconsin Business
          Corporation Law.

     b. To do everything necessary, proper, advisable or convenient for the accomplishment of the purposes hereinabove set forth, and to do all other things incidental thereto or connected therewith, which are not forbidden by the laws under which this corporation is organized, by other laws, or by these Articles of Incorporation.

     c. To carry out the purposes hereinabove set forth in any state, territory, district or possession of the United States, or in any foreign country, to the extent that such purposes are not forbidden by law, to limit in any certificate for application to do business, the purposes or purpose which the corporation proposes to carry on therein to such extent as are not forbidden by law thereof.


                     ARTICLE III.

                       Duration

     The duration of the corporation shall be perpetual.


                      ARTICLE IV.

        Registered Office and Registered Agent

     The location and post office address of the registered office of the corporation in the State of Wisconsin is c/o Bank of Luxemburg, Kewaunee County,
630 Main Street, Luxemburg, Wisconsin, 54217 and the corporation's registered agent at said office and address is Duane W. Pike.

                      ARTICLE V.

               Powers of the Corporation

     This corporation shall have the powers granted to private corporations organized for profit by said
Wisconsin Business Corporation Act, and in furtherance and not in limitation of the powers conferred by the laws of the State of Wisconsin upon corporations organized for the foregoing purposes, the corporation shall have the power:

     a. To acquire, hold, mortgage, pledge or dispose of the shares, bonds, securities or other evidences of indebtedness of the United
          States of America, or of any domestic or foreign corporation, and while the holder of such shares to exercise all the privileges of ownership, including the right to vote thereof, to the same extent as a natural person might or could do, by the president of this corporation or by proxy appointed by him, unless some other person, by resolution of the Board of Directors, shall be appointed to vote such shares.

     b. To purchase or otherwise acquire on such terms and in such manner as the Bylaws of this corporation from time to time provide, and to own all shares of the capital stock of this corporation, and to reissue the same from time to time.

     c. When and as authorized by the vote of the holders of not less than a majority of the shares entitled to vote, at a shareholders' meeting called for that purpose, or when authorized upon the written consent of the holders of a majority of such shares, to sell, lease, exchange or otherwise dispose of all, or substantially all, of its property and assets, including its goodwill, upon such terms and for such consideration which may be money, shares, bonds or other instruments for the payment of money or other property as the Board of Directors deems expedient or advisable.

     d. To acquire, hold, lease, encumber, convey or otherwise dispose of, either alone or in conjunction with others, real and personal property within or without the state; and to take real and personal property by will or gift.

     e.   To acquire, hold, take over as a going
          concern and thereafter to carry on, mortgage, sell or otherwise dispose of, either alone or in conjunction with others, the rights, property and business of any person, entity, partnership, association or corporation heretofore or hereafter engaged in any business, the purpose of which is similar to the purposes set forth in Article II of these Articles of Incorporation.

     f. To enter into any lawful arrangement for sharing profits, union of interests, reciprocal association or cooperative association with any corporation, association, partnership, individual or other legal entity, for the carrying on of any business, the purpose of which is similar to the purposes set forth in Article II of these Articles of Incorporation.


                      ARTICLE VI.

               Mergers and Consolidation

     Any agreement for consolidation or merger with one or more foreign or domestic corporations may be authorized by vote of the holders of a majority of the shares entitled to vote.

                      ARTICLE VII.

                     Capital Stock

     The aggregate number of shares which this corporation shall have authority to issue is 50,000 shares, par value $1.00 each, which shall be known as "common stock."

     a. The holders of the common stock shall be entitled to receive when and as declared by the Board of Directors, out of earnings or surplus legally available therefor, dividends, payable either in cash, in property, or in shares of the capital stock of the corporation.

     b. The common stock may be allotted as and when the Board of Directors shall determine, and, under and pursuant to the laws of the State of Wisconsin, the Board of Directors shall have the power to fix or alter, from time to time, in respect to shares then unallotted, any or all of the following: the dividend rate, the redemption price, the liquidation price, the conversion rights and the sinking or purchase fund rights of shares of any class, or of any series of any class, or the number of shares constituting any series of any class. The Board of Directors shall also have the power to fix the terms, provisions and conditions of options to purchase or subscribe for shares of any class or classes, including the price and conversion basis thereof, and to authorize the issuance thereof. The Board of Directors shall also have the power to issue shares of stock of the corporation for cash, services, property, the securities or assets of other business enterprises, as it may from time to time deem expedient.

     c. No holder of stock in the corporation shall be entitled to any cumulative voting rights.

     d. No holder of stock of the corporation shall have any preferential, preemptive or other rights of subscription to any shares of any class of stock of the corporation allotted or sold or to be allotted or sold now or hereafter authorized, or to any obligations convertible into the stock of the corporation of any class, or any right of subscription to any part thereof.


                     ARTICLE VIII.

           Management and Additional Powers

     Section 1.  The management and conduct of the
business of the corporation shall be vested in a Board of Directors, which shall consist of such number of directors, not less than the minimum permitted by law, as shall be fixed in the Bylaws, or in the absence of such provision in the Bylaws, as shall be determined by the shareholders at any annual or special meeting thereof. The term of the first Board of Directors, as hereinafter identified, shall extend until the first shareholders' meeting subsequent to incorporation.

     Section 2.  Except as otherwise herein provided,
the term of office of each director of the corporation shall be for a period of one year and until his successor is elected and qualified, unless the director is removed as provided by law.

     Section 3.  At the first shareholders' meeting of
the corporation subsequent to incorporation, a director or directors shall be elected to serve until the next annual meeting of shareholders and until a successor or successors are elected and qualified. Thereafter, all directors shall be elected for the full term of one year and until their respective successors are elected and qualified, unless removed as provided by law. If a vacancy in the Board of Directors occurs during the term of any director, a successor director to serve during the unexpired portion of said term may be elected by the remaining directors.

     Section 4.  The Board of Directors shall have the
authority to accept or reject subscriptions for capital made after incorporation and may grant options to purchase or subscribe for capital stock. The Board of Directors shall from time to time fix and determine the consideration for which the corporation shall issue and sell its capital stock, and also the dividends to be paid by the corporation upon the capital stock. The
Board of Directors shall
have authority to fix the
terms and conditions of rights to convert any securities of this corporation into shares and to authorize the issuance of such conversion rights.

     Section 5.  The Board of Directors shall have the
authority to issue bonds, debentures or other securities convertible into capital stock or other securities of any class, or bearer warrants or other evidences of optional rights to purchase and/or subscribe to capital stock or other securities of any class, upon such terms, in such manner, and under such conditions as may be fixed by resolution of the Board prior to the issuance thereof.

     Section 6.  The Board of Directors shall have the
authority to make and alter the Bylaws, subject to the power of the shareholders to change or repeal the Bylaws.

     Section 7.  A quorum for any meeting of
shareholders to transact business of this corporation except as otherwise specifically provided herein or by law shall be the presence in person or by proxy of the holders of a majority of the shares of common stock of the corporation outstanding and of record on the record date set for such meeting.

     Section 8.  No contract or other transaction
between the corporation and any person, firm, association or corporation shall, in the absence of fraud, be invalidated or in any way affected by the fact that any of the directors of the corporation are, directly or indirectly, pecuniarily or otherwise interested in such contract, transaction or other act or related to or interested in such person, firm, association or corporation, as director, stockholder, officer, employee, member or otherwise. Any director of the corporation, individually, or any firm or association of which any director may be a member may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the corporation, provided that the fact that he individually or such firm or association is so interested shall be disclosed or known to the Board of Directors or a majority of such members thereof as shall be present at any meeting of the Board of Directors, or of any committee of directors having the powers of the full Board, at which action upon any such contract, transaction or other act is taken, and if such fact shall be so disclosed or known, any director of this corporation so related or otherwise interested may be counted in determining the presence of a quorum at any meeting of the Board of Directors or such committee at which action upon any such contract, transaction or act shall be taken and may vote thereat with respect to such action with like force and effect as if he were not so related or interested. Any director of the corporation may vote upon any contract or other transaction between the corporation and any subsidiary or affiliated corporation.

     Section 9.  Officers and directors of this
corporation may hold positions as officers and directors of any other corporations in related businesses, and their efforts to advance such corporations will not constitute a breach of fiduciary loyalty to this corporation in the absence of a showing of bad faith.


                      ARTICLE IX.

                       Directors

     The first Board of Directors shall be comprised of six (6) persons whose names and addresses are as follows:

       Duane W. Pike                   Leo Seidl
       Luxemburg, WI  54217            Luxemburg, WI  54217

       Clem Barbiaux                   George Paider
       Luxemburg, WI  54217            Luxemburg, WI  54217

       Irvin Vincent                   Willard Marchant
       Luxemburg, WI  54217            Brussels, WI  54204

                      ARTICLE X.

                     Incorporator

     The incorporator's name and address are as follows:

          Duane W. Pike
          Luxemburg, WI 54217


                      ARTICLE XI.

                       Amendment

     Any provisions contained in these Articles of Incorporation may be amended solely by the affirmative vote of the holders of a majority of the stock entitled to vote.

     IN WITNESS WHEREOF, the undersigned has set his hand this 1st day of June, 1983.


                                /s/ Duane W. Pike
                                ---------------------
                                Duane W. Pike





STATE OF WISCONSIN  )
                    )ss.
COUNTY OF Kewaunee  )

     On this 1st day of June, 1983, before me, a Notary
Public within and for said County, personally appeared
Duane W. Pike, to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                /s/ Carol Baierl
                                --------------------------
                                Notary Public
                                My Commission Expires: 10/2/83


This instrument drafted by:

J. Kevin Costley, Esq.
LINDQUIST & VENNUM
4200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota  55402

Form 4
Secretary of State
WISCONSIN
5/91
                 ARTICLES OF AMENDMENT
                  Stock (for profit)

A.   Name of Corporation:  LUXEMBURG BANCSHARES, INC.
     (prior to any change effected by this amendment)

Test of Amendment (Refer to the existing articles of incorporation and instruction A. Determine those items to be changed and set forth below the number identifying the paragraph being changed and how the amended paragraph is to read.)

     RESOLVED, THAT, Article VII of the Articles of
Incorporation entitled, "Capital Stock," is hereby amended to read as follows:

     "The aggregate number of shares which this corporation shall have authority to issue is 300,000 shares, par value $0.16-2/3 each, which shall be known as `common stock.'"

And that the remainder of said article continues unchanged.

B. Amendment to the articles of incorporation adopted on May 18, 1991
      (date)
     Indicate the method of adoption by checking the appropriate choice below:

     ( ) By the Board of Directors (In accordance with sec. 180.1002, Wis. Stats.)
OR
     (X) By the Board of Directors and Shareholders (In accordance with sec. 180.1003, Wis. Stats.)
OR
       ( ) By Incorporators of Board of Directors, before issuance of shares (In accordance with sec. 180.1005, Wis. Stats.)

C.   Executed on behalf of the corporation on May 24, 1991
                                        (date)

                              /s/ Irvin Vincent
                              ----------------------------
                              (signature)

                              Irvin Vincent
                              ----------------------------
                              (printed name)

                              President
                              ----------------------------
                              (title)

D. This document was drafted by Atty. Glenn J. Slatky of SLATKY, WOLSKE & MEHN
(name of individual required by law)

                                           Exhibit B

     [Amended and Restated Articles of Incorporation proposed for adoption by shareholders]

                 AMENDED AND RESTATED
               ARTICLES OF INCORPORATION
                          OF
              LUXEMBURG BANCSHARES, INC.


     Luxemburg Bancshares, Inc. (the "Corporation"), a corporation organized under Chapter 180 of the Wisconsin Statutes (the "WBCL"), hereby adopts the following Amended and Restated Articles of Incorporation, which supersede and take the place of the Corporation's existing Articles of Incorporation and any amendments thereto.

                       ARTICLE I

                         Name

     The name of the Corporation is Luxemburg
Bancshares, Inc..

                      ARTICLE II

                       Duration

     The period of existence of the Corporation shall be perpetual.

                      ARTICLE III

                       Purposes

     The purposes for which the Corporation is organized are to engage in any lawful activity within the purposes for which a Corporation may be organized under the WBCL.

                      ARTICLE IV

                     Capital Stock

     The aggregate number of shares which the corporation shall have the authority to issue, the designation of each class of shares, the authorized number of shares of each class and the par value thereof per share shall be as follows:

     Designation               Par Value      Authorized
        Class                  Per Share    Number of Shares

     Common Stock              $ 1.00          2,400,000
     Preferred Stock           $  .01            400,000

The preferences, limitations and relative rights of shares of each class of stock shall be as follows:

     A. Common Stock.

          (1)   Voting.  The shares of stock issued
under this class shall be entitled to one vote for each
share of stock issued and outstanding.  Except as
provided by law and except as may be provided with
respect to Preferred Stock in accordance with Paragraph
(1) of Section B below, only the holders of shares of
Common Stock shall be entitled to vote for the election
of directors of the Corporation and for all other
corporate purposes.   Except as otherwise provided by
law, upon any such vote, each holder of Common Stock shall be entitled to one vote for each share of Common
Stock held of record by such shareholder.

          (2)   Dividends.  Subject to the provisions
of Paragraph (4) of Section B, below, the holders of Common Stock shall be entitled to receive such dividends in accordance with the terms as may be declared thereon from time to time by the Board of Directors, in its discretion, out of any funds of the Corporation at the time legally available for payment of dividends on Common Stock.

          (3)   Liquidation.  In the event of the
voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after there have been paid to or set aside for the holders of shares of Preferred Stock the full preferential amounts to which they are entitled as provided in Paragraph (5) of Section B below, the holders of outstanding shares of Common Stock shall be entitled to share ratably, according to the number of shares held by each, in the remaining assets of the Corporation available for distribution.

     B. Preferred Stock.

          (1)   Series and Variations Between Series.
The Preferred stock may from time to time as hereinafter provided be divided into and issued in one or more series, and the Board of Directors is hereby expressly authorized to establish one or more series, to fix and determine the variations as among series and to fix and determine, prior to the issuance of any shares of a particular series, the following designations, terms, limitations and relative rights and preferences of such series:

               (a)  The designations of such series and
the number of shares which shall constitute such series, which number may at any time, or from time to time, be increased or decreased (but not below the number of shares thereof then outstanding) by the Board of Directors unless the Board of Directors shall have otherwise provided in establishing such series;

               (b)  Whether and to what extent the
shares of that series shall have voting rights, in addition to the voting rights provided by law, which might include the right to elect a specified number of directors in any case or if dividends on such series were not paid for a specified period of time;

               (c)  The yearly rate of dividends, if
any, on the shares of such series, the dates in each year upon which such dividend shall be payable and the date or dates from which any such cumulative dividend shall be cumulative;

               (d)  The amount per share payable on the
shares of such series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               (e)  The terms, if any, on which the
shares of such series shall be redeemable, and, if redeemable, the amount per share payable thereon in the case of the redemption thereof (which amount may vary for (i) shares redeemed on different dates; and (ii) shares redeemed through the operation of a sinking fund, if any, applicable to such shares, from the amount payable with respect to shares otherwise redeemed);

               (f)  The extent to and manner in which a
sinking fund, if any, shall be applied to the redemption or purchase of the shares of such series, and the terms and provisions relative to the operation of such fund;

               (g)  The terms, if any, on which the
shares of such series shall be convertible into shares of any other class or of any other series of the same or any other class and, if so convertible, the price or prices or the rate or rates of conversion, including the method, if any, for adjustments of such prices or rates, and any other terms and conditions applicable thereto; and

               (h)  Such other terms, limitations and
relative rights and preferences, if any, of such series as the Board of Directors may lawfully fix and determine and as shall not be inconsistent with the law of the State of Wisconsin or these Articles of Incorporation.

          (2)   Redemption Right.  Shares of Preferred
Stock may be issued which are redeemable by the Corporation at the price determined by the Board of Directors for shares of each series as provided in Subparagraph (e) of Paragraph (1) of this Section B, above.

          (3)   Conversion of Preferred Stock.  Shares
of Preferred Stock may be issued which are convertible into shares of Common Stock or shares of any other series of Preferred Stock on the terms and conditions determined by the Board of Directors for shares of each series as provided in Subparagraph (g) or Paragraph (1) of this Section B, above.

          (4)   Dividends.  Shares of Preferred Stock
may be issued which entitle the holders thereof to cumulative, noncumulative or partially cumulative dividends. The holders of Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends at the annual rate fixed by the Board of Directors with respect to each series of shares and no more. Such dividends shall be payable on such dates and in respect of such periods in such year as may be fixed by the Board of Directors to the holders of record thereof on such date as may be determined by the Board of Directors. Such dividends shall be paid or declared and set apart for payment for each dividend period before any dividend (other than a dividend payable solely in Common Stock) for the same period shall be paid upon or set apart for payment on the Common Stock, and, if dividends on the Preferred
Stock shall be cumulative or partially cumulative, all unpaid dividends thereon for any past dividend period shall be fully paid or declared and set apart for payment, but without interest, before any dividend
(other than a dividend payable solely in Common Stock) shall be paid upon or set apart for payment on the Common Stock. The holders of Preferred Stock shall not, however, be entitled to participate in any other or additional earnings or profits of the Corporation, except for such premiums, if any, as may be payable in case of redemption, liquidation, dissolution or winding up.

          (5)   Liquidation.  In the event of
liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of shares of Preferred Stock shall be entitled to be paid the full amount payable on such shares upon the liquidation, dissolution or winding up of the Corporation fixed by the Board of Directors with respect to such shares as provided in Subparagraph (d) of Paragraph (1) of this Section B, above, before any amount shall be paid to the holders of the Common
Stock.

          (6)   Reissue of Shares.  Shares of the
Preferred Stock which shall have been converted, redeemed purchased or otherwise acquired by the Corporation, whether through the operation of a sinking fund or otherwise, shall be retired and restored to the status of authorized but unissued shares, but may be reissued only as a part of the Preferred Stock other than the series of which they were originally a part.

                       ARTICLE V

                   Preemptive Rights

     No holder of any capital stock of the Corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares.

                      ARTICLE VI

                  Board of Directors

     (a)  Number of Directors, Tenure and
Qualifications. The number of directors constituting the Board of Directors of the Corporation shall be such number, not less than 3 nor more than 20, as from time to time shall be determined by the then authorized number of directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The Board of Directors shall be and is divided into three classes, designated Class I, Class
II and Class III. The initial Class I directors shall be Richard Dougherty and Ronald Ledvina; the initial
Class II directors shall be Irvin Vincent, Thomas
Rueckl and James Jadin; and the initial Class III directors shall be Willard Marchant, Donald Pritzl and John Slatky. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors, with the term of office of the directors of one class expiring each year. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, the initial Class I directors shall serve for a term ending on the date of the annual meeting of shareholders held in 1999, the initial Class II directors shall serve for a term ending on the date of the annual meeting of shareholders held in 2000, and the initial Class III directors shall serve for a term ending on the date of the annual meeting of shareholders held in 2001. Each director shall hold office until the annual meeting for the year in which his term expires and until such director's successor shall be elected and qualified, subject, however, to such director's earlier death, resignation, disqualification or removal from office.

     (b)  Vacancies.  Any vacancy on the Board of
Directors, whether resulting from an increase in the number of directors or resulting from death, resignation, disqualification, removal or otherwise, even if less than a quorum, or by a sole remaining director. If no director remains in office, any vacancy may be filled by the shareholders. Any director so elected to fill any vacancy on the Board of Directors, including a vacancy created by an increase in the number of directors, shall hold office for the remaining term of directors of the class to which he has been elected and until his successor shall be elected and shall qualify.

     (c) Removal of Directors. A director of the Corporation may be removed from office prior to the expiration of his term of office at any time, but only for cause and only by the affirmative vote of a majority of the outstanding shares of capital stock of the Corporation entitled to vote with respect to the election of such director at a meeting of the shareholders duly called for such purpose.

     (d) Shareholder Nominations. Advance notice of shareholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation.

     (e) Amendment or Repeal. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Amended and Restated Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of stock entitled to vote on the matter, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal this Article VI.

                      ARTICLE VII

                  Shareholder Action

     The shareholders shall not be entitled to take action without a meeting by less than unanimous consent. Except as otherwise required by law and subject to the express rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, annual and special meetings of the shareholders shall be called, the record date or dates shall be determined and notice shall be sent as set forth in the Bylaws of the Corporation. Notwithstanding any other provisions of these Amended and Restated Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser affirmative vote may be specified by law, these Articles of Incorporation or the Bylaws of the Corporation), the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of stock entitled to vote on the matter, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal Articles II or VIII of the Bylaws, or this Article VII, or any provision thereof or hereof; provided, however, that the Board of Directors may alter, amend, or adopt any provision inconsistent with, or repeal Articles II or VIII of the Bylaws, or any provision thereof, without a vote of shareholders.

                     ARTICLE VIII

              Registered Office and Agent

     The address of the registered office of the Corporation is 630 Main Street, Luxemburg, Kewaunee
County, Wisconsin 54217 and the name of its registered agent at such address is John A. Slatky.


This instrument was drafted by:
Larry D. Lieberman
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, Wisconsin 53202